UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 4, 2010

JACK HENRY & ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14112 (Commission File Number )	43-1128385 (I.R.S. Employer Identification No.)

663 Highway 60, P.O. Box 807
Monett, Missouri 65708
(Address of principal executive office) (Zip Code)

(417) 235-6652
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned Registrant previously reported the completed acquisition of iPay Technologies Holding Company, LLC, a Delaware limited liability company ("iPay") on its Current Report on Form 8-K filed on June 4, 2010 (the "Initial 8-K"). This Amendment Number 1 to Current Report on Form 8-K/A (this "Form 8-K/A") amends the Initial 8-K to include the financial statements and pro forma financial information required to be filed in connection with the acquisition pursuant to Item 9.01(a) and (b) of Form 8-K. The information previously reported under Item 2.01 in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

The following historical audited financial statements of iPay Technologies Holding Company, LLC and Subsidiary ("iPay") are filed as Exhibit 99.2 and are hereby incorporated herein by reference:

  Report of Independent Certified Public Accountants, issued by Grant Thornton LLP dated February 19, 2010;

  Consolidated Balance Sheets as of December 31, 2009 and December 31, 2008;

  Consolidated Statements of Operations for the years ended December 31, 2009 and December 31, 2008;

  Consolidated Statements of Changes in Members' Equity for the years ended December 31, 2009 and December 31, 2008;

  Consolidated Statements of Cash Flows for the years ended December 31, 2009 and December 31, 2008; and

  Notes to Consolidated Financial Statements.

The following historical unaudited financial statements of iPay are filed as Exhibit 99.3 and are hereby incorporated herein by reference:

  Consolidated Balance Sheet for the three-month periods ended March 31, 2010 and March 31, 2009;

  Consolidated Statements of Operations for the three-month periods ended March 31, 2010 and March 31, 2009;

  Consolidated Statements of Cash Flows for the three-month periods ended March 31, 2010 and March 31, 2009; and

  Consolidated Statements of Members' Equity for the three-month periods ended March 31, 2010 and March 31, 2009.

(b)      Pro Forma Financial Information.

     The following unaudited pro forma financial statements, including notes thereto, of Jack Henry & Associates, Inc. ("Jack Henry") are filed as Exhibit 99.4 and are hereby incorporated herein by reference:

  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2010;

  Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended March 31, 2010 and year Ended June 30, 2009; and

  Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)     Exhibits
Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, independent auditors for iPay Technologies Holding Company, LLC and Subsidiary.

99.2	Audited financial statements of iPay Technologies Holding Company, LLC and Subsidiary as of and for the years ended December 31, 2009 and December 31, 2008.

99.3	Unaudited financial statements of iPay Technologies Holding Company, LLC as of March 31, 2010 and March 31, 2009 and for the three-months then ended.

99.4	Unaudited pro forma financial statements of Jack Henry as of and for the nine months ended March 31, 2010 and for the year ended June 30, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.

By:	/s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer

Date:  July 22, 2010

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, independent auditors for iPay Technologies Holding Company, LLC and Subsidiary.

99.1	Press Release dated June 4, 2010 issued by Jack Henry & Associates, Inc.*

99.2	Audited financial statements of iPay Technologies Holding Company, LLC and Subsidiary as of and for the years ended December 31, 2009 and December 31, 2008.

99.3	Unaudited financial statements of iPay Technologies Holding Company, LLC as of March 31, 2010 and March 31, 2009 and for the three-months then ended.

99.4	Unaudited pro forma financial statements of Jack Henry as of and for the nine months ended March 31, 2010 and for the year ended June 30, 2009.

*Previously filed with the Initial 8-K